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                                  EXHIBIT 23.2
                               CONSENT OF EXPERTS
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               CONSENT OF ERNST & YOUNG LLP INDEPENDENT AUDITORS

     We consent to the reference to our firm under the caption "Experts" and to the use of our report dated January 20, 1995, in Amendment No. 1 to the Registration Statement (Form S-3 No. 33-53739) of CoBancorp Inc. for the registration of 150,000 shares of its common stock.

                                                               ERNST & YOUNG LLP

Cleveland, Ohio
September 27, 1995